                              ARMOR HOLDINGS, INC.
        2.00% SENIOR SUBORDINATED CONVERTIBLE NOTES DUE NOVEMBER 1, 2024

                       ----------------------------------

                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                October 26, 2004

Goldman, Sachs & Co.
   As representatives of the several Underwriters
   named in Schedule I hereto,
85 Broad Street
New York, New York 10004.

Ladies and Gentlemen:

         Armor Holdings, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the
Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of
$300,000,000 principal amount of 2.00% Senior Subordinated Convertible Notes due
November 1, 2024 (the "Firm Securities") convertible into shares of Common
Stock, par value $0.01 per share ("Stock"), of the Company, and, at the election of Goldman, Sachs & Co., to sell to Goldman, Sachs & Co. up to an aggregate of
$45,000,000 additional aggregate principal amount of 2.00% Senior Subordinated
Convertible Notes due November 1, 2024 (the "Optional Securities") (the Firm
Securities and the Optional Securities that Goldman, Sachs & Co. elects to purchase pursuant to Section 2 hereof are herein collectively called the
"Securities"). The Securities will be unconditionally guaranteed as to the payment of principal and interest, jointly and severally, by the subsidiaries of the company listed on Schedule II hereto (such subsidiaries, the "Subsidiary
Guarantors", and such guarantees, the "Subsidiary Guarantees").

         1. Each of the Company and the Subsidiary Guarantors, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

                   (a) A registration statement on Form S-3 (File No.
         333-113834) (the "Initial Registration Statement") in respect of the
         Securities (including the related Subsidiary Guarantees) and the shares of the Stock issuable upon conversion thereof has been filed with the
         Securities and Exchange Commission (the "Commission"); the Initial
         Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits to the
         Initial Registration Statement but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b)
         Registration Statement"), filed pursuant to Rule 462(b) under the
         Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration
         Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to you); and no stop order suspending the effectiveness of the Initial
         Registration Statement, any post-effective

         amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) or (b) under the Act, including any preliminary prospectus supplement, is hereinafter called a "Preliminary
         Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto, but excluding Form T-1, and including the documents incorporated by reference in the prospectus contained in the Initial
         Registration Statement at the time such part of the Initial
         Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes, effective, are hereinafter collectively called the
         "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission, including any prospectus supplement, on or prior to the date of this Agreement, is hereinafter called the
         "Prospectus"; any reference herein to any Preliminary Prospectus or the
         Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any
         Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary
         Prospectus or Prospectus, as the case may be, under the Securities
         Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Initial Registration
         Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange
         Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities (including the related Subsidiary Guarantees) in the form in which it is filed with the Commission pursuant to Rule 424(b)
         under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                   (b) No order preventing or suspending the use of any
         Preliminary Prospectus has been issued by the Commission, and each
         Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust
         Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                   (c) The documents incorporated by reference in the
         Prospectus, when they became effective or were filed with the
         Commission, as the case may be, together, where applicable, with any amendments thereto, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the
         Exchange Act, as applicable, and the rules and regulations of the
         Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
         therein or necessary to make the statements therein not misleading;
         provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an
         Underwriter through Goldman, Sachs & Co. expressly for use therein;

                   (d) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the
         Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                   (e) The Company and each of the Subsidiary Guarantors have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the
         Subsidiary Guarantors; and any real property and buildings held under lease by the Company or any Subsidiary Guarantor are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiary Guarantors;

                   (f) Neither the Company nor any of the Subsidiary Guarantors
         has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from (i) fire, explosion, flood or other calamity, whether or not covered by insurance, or (ii) any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Prospectus;
         and, since the respective dates as of which information is given in the
         Registration Statement and the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of the Subsidiary Guarantors (other than exercises of outstanding stock options or the vesting of outstanding stock options and stock grants)
         or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus
         ("Material Adverse Effect");

                   (g) The Company has been duly incorporated and is validly
         existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each

         subsidiary of the Company (other than the Subsidiary Guarantors) has been duly organized and is validly existing as a corporation, a limited liability company or other entity, as applicable, in good standing under the laws of its jurisdiction of formation;

                   (h) Each Subsidiary Guarantor has been duly organized and is validly existing as a corporation, a limited liability company or other entity, as applicable, in good standing under the laws of its jurisdiction of formation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation or other entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such
         qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                   (i) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the
         Company have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Stock initially issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture referred to below, will be validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares and except as set forth in the Prospectus) are owned directly or indirectly by the
         Company, free and clear of all liens, encumbrances, equities or claims, except for liens in favor of the Company's senior lenders, as described in the Prospectus;

                   (j) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the indenture to be dated as of October 29, 2004 (the
         "Open-End Indenture") between the Company and Wachovia Bank, National
         Association, as Trustee (the "Trustee"), which will be substantially in the form filed as an exhibit to the Registration Statement, and the
         First Supplemental Indenture to be dated as of October 29, 2004 (the
         "Supplemental Indenture" and, together with the Open-End Indenture, the
         "Indenture"), among the Company, the Subsidiary Guarantors and the
         Trustee, which will be substantially in the form previously delivered to you, under which the Securities are to be issued; the Open-End
         Indenture has been duly qualified under the Trust Indenture Act, and each of the Open-End Indenture and the Supplemental Indenture has been duly authorized and, when executed and delivered by the Company, the
         Subsidiary Guarantors and the Trustee, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform to the descriptions thereof in the
         Prospectus in all material respects;

                   (k) The Subsidiary Guarantees have been duly authorized by the Subsidiary Guarantors and, when issued and delivered pursuant to this Agreement and the Indenture, will have been duly executed, issued and delivered and will constitute valid and legally binding joint and several obligations of each Subsidiary Guarantor, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (l) The issuance and sale of the Securities (including the related Subsidiary Guarantees) and the compliance by the Company and the Subsidiary Guarantors with all of

         the provisions of the Securities, the Subsidiary Guarantees, the
         Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiary Guarantors is a party or by which the Company or any of the Subsidiary Guarantors is bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors is subject, except where such conflict, breach, violation or default would not reasonably be expected to result in a Material Adverse Effect or adversely affect the ability of the Company or any of the Subsidiary
         Guarantors to consummate the transactions herein contemplated, or (ii)
         result in any violation of the provisions of the Certificate of
         Incorporation or By-laws of the Company or the organizational documents of any of the Subsidiary Guarantors, in each case as amended and/or restated to date, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the
         Company or the Subsidiary Guarantors or any of their respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities
         (including the related Subsidiary Guarantees) or the consummation by the Company or the Subsidiary Guarantors of the transactions contemplated by this Agreement or the Indenture, except (x) the registration under the Act of the Securities (including the related
         Subsidiary Guarantees) and the shares of Stock issuable upon conversion thereof, (y) such as have been obtained under the Trust Indenture Act and (z) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities
         (including the related Subsidiary Guarantees) by the Underwriters;

                   (m) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's and the Subsidiary Guarantor's knowledge, no such proceedings are threatened or contemplated by governmental authorities or others;

                   (n) Neither the Company nor any of its subsidiaries is in
         violation of its Certificate of Incorporation or By-laws or other organizational documents, as amended and/or restated to date; and
         neither the Company nor any of its subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties is bound, which, taken as a whole, would result in a Material Adverse Effect;

                   (o) The statements set forth in the Prospectus under the
         captions "Description of Capital Stock" and "Description of the Notes",
         insofar as they purport to constitute a summary of the terms of the
         Stock and the Securities, and under the captions "Material U.S. Federal
         Income Tax Considerations" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                   (p) Neither the Company nor any Subsidiary Guarantor is, or
         after giving effect to the offering and sale of the Securities
         (including the related Subsidiary Guarantees) will be, an "investment company", as such term is defined in the Investment Company Act of
         1940, as amended (the "Investment Company Act");

                   (q) None of the Company, any Subsidiary Guarantor or any of
         their respective affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
         Section 517.075, Florida Statutes;

                   (r) Each of the Company and its subsidiaries maintains a
         system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

                   (s) Each of the Company and its Subsidiary Guarantors owns or otherwise possesses adequate rights to use all material patents, trademarks, service marks, trade names and copyrights, licenses, all applications and registrations for each of the foregoing (to the extent the same exists), and all other material proprietary rights and confidential information necessary to conduct its business as currently conducted; and neither the Company nor any of its subsidiaries has received any notice, or is otherwise aware, of any infringement of or conflict with the rights of any third party with respect to any of the foregoing, that, taken as a whole, would have a Material Adverse
         Effect;

                   (t) Each of the Company and its Subsidiary Guarantors
         possesses all licenses, certificates, authorizations and permits required by federal, state or foreign regulatory authorities to conduct its business, or is subject to no material liability or disability by reason of the failure to possess such licenses, certificates, authorizations or permits; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect;

                   (u) Other than as disclosed in the Prospectus, each of the
         Company and its subsidiaries conducts its businesses in compliance with all applicable laws related to economic sanctions and export controls, and has instituted and maintain policies and procedures designed to ensure continued compliance therewith;

                   (v) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company or any Subsidiary Guarantor, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices
         Act of 1977, as amended ("FCPA"), and the Company and its subsidiaries have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

                   (w) Other than as set forth in the Prospectus:

                        (i)       each of the Company and its subsidiaries is
                                  and has been in compliance with all applicable
                                  laws, statutes, ordinances, rules,
                                  regulations, orders, judgments, decisions,
                                  decrees, standards, and requirements ("Legal
                                  Requirements") relating to: human health and
                                  safety; pollution; management, disposal or
                                  release of any hazardous substance, product or
                                  waste; and protection, cleanup, remediation or
                                  corrective action relating to the environment
                                  or natural resources ("Environmental Law");

                        (ii)      each of the Company and its subsidiaries has
                                  obtained and is in compliance with the
                                  conditions of all permits, authorizations,
                                  licenses, approvals, and variances necessary
                                  under any Environmental Law for the continued
                                  conduct in the manner now conducted of the
                                  business of each of the Company and any such
                                  subsidiary ("Environmental Permits");

                         (iii)   to the Company's and each Subsidiary
                                 Guarantor's knowledge, there are no past or
                                 present conditions or circumstances, including
                                 but not limited to pending changes in any
                                 Environmental Law or Environmental Permits,
                                 that could reasonably be expected to interfere
                                 with the conduct of the business of each of the
                                 Company and its subsidiaries in the manner now
                                 conducted or which would interfere with
                                 compliance with any Environmental Law or
                                 Environmental Permits; and

                        (iv)      to the Company's and each Subsidiary
                                  Guarantor's knowledge, there are no past or
                                  present conditions or circumstances at, or
                                  arising out of, the business, assets and
                                  properties of each of the Company and its
                                  subsidiaries or any businesses, assets or
                                  properties formerly leased, operated or owned
                                  by each of the Company and its subsidiaries,
                                  including but not limited to on-site or
                                  off-site disposal or release of any hazardous
                                  substance, product or waste, which could
                                  reasonably be expected to give rise to: (A)
                                  liabilities or obligations for any cleanup,
                                  remediation or corrective action under any
                                  Environmental Law; (B) claims arising under
                                  any Environmental Law for personal injury,
                                  property damage, or damage to natural
                                  resources; (C) liabilities or obligations
                                  incurred by the Company and its subsidiaries
                                  to comply with any Environmental Law; or (D)
                                  fines or penalties arising under any
                                  Environmental Law;

         except in each case for any noncompliance or conditions or circumstances that, individually or in the aggregate, would not result in a Material Adverse Effect;

                   (x) Each of the Company and its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts and with such deductibles as are prudent in the businesses in which it is engaged, except where the failure to have such insurance would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage next expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect; and

                   (y) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, and Deloitte
         & Touche LLP, who have certified certain financial statements of
         Simula, Inc., are, to the knowledge of the Company and the Subsidiary
         Guarantors, each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the
Company and the Subsidiary Guarantors agree to issue and sell to the
Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Subsidiary Guarantors, at a purchase price of
97.50% of the principal amount of the Securities, the principal amount of Firm
Securities (including the related Subsidiary Guarantees) set forth opposite the name of such Underwriter in Schedule I hereto, and (b) in the event and to the extent that Goldman, Sachs & Co. shall exercise the election to purchase
Optional Securities (including the related Subsidiary Guarantees) as provided below, the Company and the Subsidiary Guarantors agree to issue and sell to Goldman, Sachs & Co., and Goldman, Sachs & Co. agrees to purchase from the
Company and the Subsidiary Guarantors, at the same purchase price set forth in clause (a) of this Section 2, the Optional Securities (including the related
Subsidiary Guarantees) as to which such election shall have been exercised.

         The Company and the Subsidiary Guarantors hereby grant to Goldman,
Sachs & Co. the right to purchase at its election up to $45,000,000 aggregate principal amount of Optional Securities (including the related Subsidiary
Guarantees), at the purchase price set forth in the paragraph above, for the sole purpose of covering sales of Securities (including the related Subsidiary
Guarantees) in excess of the aggregate principal amount of Firm Securities. Any such election to purchase Optional Securities (including the related Subsidiary
Guarantees) may be exercised only by written notice from Goldman, Sachs & Co. to the Company, given within a period of 12 calendar days after the date of this
Agreement and setting forth the aggregate principal amount of Optional
Securities (including the related Subsidiary Guarantees) to be purchased and the date on which such Optional Securities (including the related Subsidiary
Guarantees) are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Securities
(including the related Subsidiary Guarantees), the several Underwriters propose to offer the Firm Securities (including the related Subsidiary Guarantees) for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Securities (including the related Subsidiary Guarantees) to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Company and the Subsidiary Guarantors with The Depository Trust
Company ("DTC") or its designated custodian. The Company will deliver the
Securities (including the related Subsidiary Guarantees) to Goldman, Sachs &
Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter to the Company of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to Goldman,
Sachs & Co. at least 48 hours in advance, by causing DTC to credit the
Securities to the account of Goldman, Sachs & Co. at DTC. The Company will cause the certificates representing the Securities to be made available to Goldman,
Sachs & Co. for checking at least 24 hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated
Office"). The time and date of such delivery and payment shall be, with respect to the Firm Securities (including the related Subsidiary Guarantees), 9:30 a.m.,
New York time, on October 29, 2004 or such other time and date as Goldman, Sachs
& Co. and the Company may agree upon in writing, and, with respect to the
Optional Securities (including the related Subsidiary Guarantees), 9:30 a.m.,
New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of its election to purchase such Optional
Securities, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm
Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is
herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Securities (including the related Subsidiary Guarantees) and any additional documents requested by the Underwriters pursuant to Section 7(o)
hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad
Street, New York, New York 10004 (the "Closing Location"), and the Securities
will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. "New York
Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. Each of the Company and the Subsidiary Guarantors, jointly and severally, agrees with each of the Underwriters:

                   (a) To prepare the Prospectus, as amended and supplemented, in relation to the Securities (including the related Subsidiary
         Guarantees) in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 424(b) under the Act; to make no further amendment or any supplement to the Registration Statement or
         Prospectus, as amended or supplemented, after the date of this
         Agreement and prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you promptly of any such amendment or supplement after any Time of
         Delivery for the Securities (including the related Subsidiary
         Guarantees) and furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company or any Subsidiary Guarantor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act
         subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities (including the related Subsidiary Guarantees), and during such same period to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration
         Statement has been filed or becomes effective or any supplement to the
         Prospectus or any amended Prospectus has been filed with the
         Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities (including the related Subsidiary Guarantees), of the suspension of the qualification of the Securities (including the related Subsidiary Guarantees) or the shares of Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for
         additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities (including the related Subsidiary
         Guarantees) or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                   (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities (including the related
         Subsidiary Guarantees) and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities (including the related Subsidiary
         Guarantees), provided that in connection therewith neither the Company nor any Subsidiary Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                   (c) Prior to 10:00 A.M., New York City time, on the New York
         Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus, as amended or supplemented, in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including the

         related Subsidiary Guarantees) or the shares of Stock issuable upon conversion of the Securities and if at such time any events shall have occurred as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities (including the related Subsidiary Guarantees) and the shares of Stock issuable upon conversion of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request and at your expense, to prepare and deliver to such Underwriter as many written and electronic copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                   (d) To make generally available to the Company's security
         holders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the
         Company and its subsidiaries (which need not be audited) complying with
         Section 11(a) of the Act and the rules and regulations of the
         Commission thereunder (including, at the option of the Company, Rule
         158);

                   (e) During the period beginning from the date hereof and
         continuing to and including the date 60 days after the date of the
         Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities (including the related
         Subsidiary Guarantees) or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans, as such plans may be amended from time to time, existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without the prior written consent of Goldman, Sachs & Co.;

                   (f) To use the net proceeds received by the Company from the sale of the Securities (including the related Subsidiary Guarantees)
         pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                   (g) If the Company and the Subsidiary Guarantors elect to
         rely upon Rule 462(b) under the Act, the Company and the Subsidiary
         Guarantors shall file a Rule 462(b) Registration Statement with the
         Commission in compliance with Rule 462(b) under the Act by 10:00 P.M.,
         Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

                   (h) To reserve and keep available at all times, free of
         preemptive rights, shares of Stock for the purpose of enabling the
         Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities.

                                       10

         6. The Company and each of the Subsidiary Guarantors jointly and severally covenant and agree with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's and the Subsidiary Guarantor's counsel and accountants in connection with the registration under the Act of the Securities (including the related Subsidiary Guarantees) and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus
and the Prospectus, and amendments and supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the
Indenture, the Blue Sky Memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities (including the related Subsidiary Guarantees)
hereunder; (iii) all expenses in connection with the qualification of the
Securities (including the related Subsidiary Guarantees) and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) any fees charged by securities rating services for rating the Securities (including the related
Subsidiary Guarantees); (v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities (including the related Subsidiary Guarantees); (vi)
the cost of preparing the Securities; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the
Trustee in connection with the Indenture and the Securities (including the related Subsidiary Guarantees); and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the
Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities (including the related Subsidiary Guarantees) by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Securities
(including the related Subsidiary Guarantees) to be delivered at each Time of
Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the
Subsidiary Guarantors herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Subsidiary Guarantors shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

                   (a) The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof;
         if the Company and the Subsidiary Guarantors have elected to rely upon
         Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the
         Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                   (b) Sullivan & Cromwell LLP, counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the
         Company, the validity of the Securities and the shares of Stock issuable upon conversion of the Securities and such other related matters as you may reasonably request,

                                       11

         and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                   (c) Kane Kessler, P.C., counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, substantially in the form attached as Annex III(a) hereto;

                   (d) Inglis, Ledbetter & Gower LLP, special California counsel for the Company, shall have furnished to Sullivan & Cromwell LLP their written opinion, dated such Time of Delivery, substantially in the form attached as Annex III(b) hereto, upon which opinion Sullivan & Cromwell
         LLP will be permitted to rely for the purposes of rendering the opinion referred to in Section 7(b);

                   (e) Snell & Wilmer L.L.P., special Arizona counsel for the
         Company, shall have furnished to Sullivan & Cromwell LLP their written opinion, dated such Time of Delivery, substantially in the form attached as Annex III(c) hereto, upon which opinion Sullivan & Cromwell
         LLP will be permitted to rely for the purposes of rendering the opinion referred to in Section 7(b);

                   (f) Lawson & Weitzen LLP, special Massachusetts counsel for the Company, , shall have furnished to Sullivan & Cromwell LLP their written opinion, dated such Time of Delivery, substantially in the form attached as Annex III(d) hereto, upon which opinion Sullivan & Cromwell
         LLP will be permitted to rely for the purposes of rendering the opinion referred to in Section 7(b);

                   (g) Ernst & Young LLP, special tax advisor for the Company, shall have furnished to you their written opinion, dated such Time of
         Delivery, substantially in the form attached as Annex III(e) hereto;

                   (h) On the date of the Prospectus at a time prior to the
         execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration
         Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, each of PricewaterhouseCoopers LLP and Deloitte
         & Touche LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this
         Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                   (i)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from (A) fire, explosion, flood or other calamity, whether or not covered by insurance, or (B) any labor dispute or court or governmental action, order or decree, in each case otherwise than as set forth or contemplated in the Prospectus, and
         (ii) since the respective dates as of which information is given in the
         Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than the exercise of options outstanding on the date hereof or the vesting of stock options or restricted stock grants outstanding on the date hereof) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or

                                       12

         inadvisable to proceed with the public offering or the delivery of the
         Securities (including the related Subsidiary Guarantees) being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                   (j) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's or any of the Subsidiary
         Guarantors' debt securities or preferred stock (if any are outstanding), by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                   (k) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange (the
         "Exchange"); (ii) a suspension or material limitation in trading in the
         Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York
         State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv)
         the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or
         (v) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the public offering or the delivery of the
         Securities (including the related Subsidiary Guarantees) being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                   (l) The shares of Stock issuable upon conversion of the
         Securities shall have been duly listed, subject to notice of issuance, on the Exchange;

                   (m) The Company has obtained and delivered to Goldman, Sachs
         & Co. executed copies of an agreement from each of the executive officers and directors of the Company listed in Annex II(a) hereto, substantially in the form of Annex II(b) hereto;

                   (n) The Company and the Subsidiary Guarantors shall have
         complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                   (o) The Company and the Subsidiary Guarantors shall have
         furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Subsidiary
         Guarantors satisfactory to you as to the accuracy of the
         representations and warranties of the Company and the Subsidiary
         Guarantors, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Subsidiary Guarantors of all
         of their respective obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections
         (a) and (i) of this Section and as to such other matters as you may reasonably request.

         8. (a) Each of the Company and the Subsidiary Guarantors will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any
Preliminary Prospectus, any Preliminary Prospectus supplement, the Registration
Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities (including the related Subsidiary

                                       13

Guarantees), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any Subsidiary Guarantor shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any
Preliminary Prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities or the Subsidiary Guarantees, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any
Underwriter through Goldman, Sachs & Co. expressly for use therein.

         (b) Each Underwriter will indemnify and hold harmless the Company and each Subsidiary Guarantor against any losses, claims, damages or liabilities to which the Company or such Subsidiary Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary
Prospectus, any Preliminary Prospectus supplement, the Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any Preliminary Prospectus supplement, the
Registration Statement, the Prospectus, as amended or supplemented, and any other prospectus relating to the Securities, or any amendment or supplement in reliance upon and in conformity with written information furnished to the
Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Subsidiary Guarantor for any legal or other expenses reasonably incurred by the Company or such Subsidiary
Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a)
or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i)

                                       14

includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other from the offering of the Securities
(including the related Subsidiary Guarantees). If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and the
Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Subsidiary Guarantors on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Subsidiary Guarantors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.
Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the related Subsidiary Guarantees)
underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The
Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company and the Subsidiary Guarantors under this Section 8 shall be in addition to any liability which the Company and the
Subsidiary Guarantors may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and each Subsidiary Guarantor and to each person, if any, who controls the Company or any Subsidiary Guarantor within the meaning of the Act.

                                       15

         9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such
Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such
Securities.

         (b) If, after giving effect to any arrangements for the purchase of the
Securities of a defaulting Underwriter or Underwriters by you and the Company as
provided in subsection (a) above, the aggregate principal amount of such
Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of
Delivery, then the Company shall have the right to require each non-defaulting
Underwriter to purchase the principal amount of Securities which such
Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or
Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the
Securities of a defaulting Underwriter or Underwriters by you and the Company as
provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the
Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting
Underwriter or Underwriters, then this Agreement (or, with respect to the Second
Time of Delivery, the obligation of the Underwriters to purchase and of the
Company to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or any
Subsidiary Guarantor, except for the expenses to be borne by the Company and the
Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting
Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Subsidiary Guarantors and the several
Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof)
made by or on behalf of any Underwriter or any controlling person of any
Underwriter, or the Company, or any of the Subsidiary Guarantors, or any officer or director or controlling person of the Company or any Subsidiary Guarantor, and shall survive delivery of and payment for the Securities (including the related Subsidiary Guarantees).

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Subsidiary Guarantors shall not then be under any liability to any Underwriter except as provided

                                       16

in Sections 6 and 8 hereof; but, if for any other reason any Securities
(including the related Subsidiary Guarantees) are not delivered by or on behalf of the Company and the Subsidiary Guarantors as provided herein, the Company and each of the Subsidiary Guarantors, jointly and severally, will reimburse the
Underwriters for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the
Underwriters in making preparations for the purchase, sale and delivery of the
Securities and Subsidiary Guarantees not so delivered, but the Company and the
Subsidiary Guarantors shall then be under no further liability to any
Underwriter in respect of the Securities (including the related Subsidiary
Guarantees) not so delivered except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, you shall act on behalf of each of the
Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to Goldman, Sachs & Co. as the representative at 85 Broad
Street, New York, New York 10004, Attention: Registration Department; and if to
the Company or any Subsidiary Guarantor, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the
Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such
Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Subsidiary Guarantors and, to
the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Subsidiary Guarantors and each person who controls the
Company, any Subsidiary Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities (including the related Subsidiary Guarantees)
from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in
Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO CONFLICTS OF LAW
PRINCIPLES THEREOF.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         17. The Company and the Subsidiary Guarantors are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind
(including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof (one for the Company and the
Subsidiary Guarantors collectively, one for the Underwriters collectively, plus one for each counsel), and upon the acceptance hereof by you, this Agreement and such acceptance hereof shall constitute a binding agreement among each of the
Underwriters, the Company and each of the Subsidiary Guarantors. It is understood that your

                                       17

acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                       18

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Subsidiary Guarantor represents by so doing that he has been duly appointed as Attorney-in-Fact by such Subsidiary Guarantor pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                       Very truly yours,

                                       Armor Holdings, Inc.

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Philip A. Baratelli
                                           Corporate Controller,
                                           Treasurer and Secretary

                                       911EP, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       AHI Bulletproof Acquisition Corp.,
                                           a Delaware corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       AHI Properties I, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Accessories, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       19

                                       Armor Brands, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ArmorGroup Services, LLC,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Holdings Forensics, L.L.C.
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Holdings GP, LLC.,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Holdings LP, LLC,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Holdings Mobile Security, L.L.C.,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       20

                                       Armor Holdings Payroll Services, LLC,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Manager

                                       Armor Holdings Products, L.L.C.,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Holdings Properties, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Armor Safety Products Company,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       B-Square, Inc.,
                                           a Texas corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Break-Free, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       21

                                       Casco International, Inc.,
                                           a New Hampshire corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       CDR International, Inc.
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Defense Technology Corporation of
                                           America, a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Hatch Imports, Inc.,
                                           a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Identicator, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       International Center For Safety
                                           Education, Inc., an Arizona
                                           corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       22

                                       Monadnock Lifetime Products, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Monadnock Lifetime Products, Inc.,
                                           a New Hampshire corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Monadnock Police Training Council, Inc.,
                                           a New Hampshire corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NAP Properties, Ltd.
                                           a California limited partnership

                                       By: NAP Property Managers LLC,
                                           its General Partner

                                       By: Armor Holdings Properties, Inc.
                                           its Managing Member

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       NAP Property Managers LLC,
                                           a California limited liability
                                           company

                                       By: Armor Holdings Properties, Inc.
                                           its Managing Member

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       23

                                       New Technologies Armor, Inc.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       ODV Holdings Corp.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       The O'Gara Company,
                                           an Ohio corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       O'Gara-Hess & Eisenhardt Armoring
                                           Company, L.L.C.,
                                           a Delaware limited liability company

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Pro-Tech Armored Products Of
                                           Massachusetts, Inc.,
                                           a Massachusetts corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Ramtech Development Corp.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       24

                                       Safari Land Ltd, Inc.,
                                           a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Safariland Government Sales, Inc.,
                                           a California corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

                                       Simula Aerospace & Defense Group, Inc.
                                           an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       Simula, Inc.
                                           an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       Simula Polymer Systems, Inc.
                                           an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       Simula Technologies, Inc.
                                           an Arizona corporation

                                       By: /s/ Glenn J. Heiar
                                           -----------------------
                                           Name:  Glenn J. Heiar
                                           Title: Chief Financial Officer,
                                                  Treasurer and Secretary

                                       25

                                       Speedfeed Acquisition Corp.,
                                           a Delaware corporation

                                       By: /s/ Philip A. Baratelli
                                           -----------------------
                                           Name:  Philip A. Baratelli
                                           Title: Vice President and
                                                  Assistant Secretary

Accepted as of the date hereof:

/s/ Goldman, Sachs & Co.
-----------------------------------------
    (Goldman, Sachs & Co.)

    On behalf of each of the Underwriters

                                       26